Summary Prospectus
March 1, 2017
Hartford Multi-Asset Income Fund
Class A	Class T	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
HAFAX	HAFLX	HAICX	HAFIX	HAFRX	HAFSX	HAFTX	HAFYX	HAFDX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2017, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Investment Objective. The Fund seeks to provide a high level of current income consistent with growth of capital.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 87 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the statutory prospectus based on information provided by the financial intermediaries. The table and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the table and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	T	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	2.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	None	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
	A	T	C	I	R3	R4	R5	Y	F
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Total other expenses(2)	0.36%	0.36%	0.31%	0.35%	0.47%	0.42%	0.37%	0.32%	0.27%
Administrative services fee	None	None	None	None	0.20%	0.15%	0.10%	None	None
Other expenses	0.36%	0.36%	0.31%	0.35%	0.27%	0.27%	0.27%	0.32%	0.27%
Acquired fund fees and expenses	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total annual fund operating expenses(3)	1.44%	1.44%	2.14%	1.18%	1.80%	1.50%	1.20%	1.15%	1.10%
Fee waiver and/or expense reimbursement(4)	0.24%	0.24%	0.19%	0.23%	0.30%	0.30%	0.19%	0.24%	0.24%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.20%	1.20%	1.95%	0.95%	1.50%	1.20%	1.01%	0.91%	0.86%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
“Total other expenses” are based on estimated amounts for Class T and F shares. “Total other expenses” do not include expenses associated with the Fund’s shareholder meeting that occurred in 2016. If these expenses were included, “Total other expenses” would have been as follows: 0.37% (Class A), 0.32% (Class C), 0.48% (Class R3), 0.43% (Class R4), 0.38% (Class R5) and 0.33% (Class Y). “Total other expenses” have been restated for Class Y shares to reflect the removal of a cap on the transfer agency fee effective May 1, 2017.

(3)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Total other expenses" for Class Y shares.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.12% (Class A), 1.12% (Class T), 1.87% (Class C), 0.87% (Class I), 1.42% (Class R3), 1.12% (Class R4), 0.93% (Class R5), 0.83% (Class Y) and 0.78% (Class F). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for Class A, T, C, I, R3, R4, R5 and Y shares. Each contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$567	$863	$1,180	$2,077
T	$369	$671	$995	$1,911
C	$298	$652	$1,132	$2,457
I	$97	$352	$627	$1,411
R3	$153	$537	$947	$2,091
R4	$122	$445	$790	$1,765
R5	$103	$362	$641	$1,438
Y	$93	$342	$610	$1,376
F	$88	$326	$585	$1,332
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$567	$863	$1,180	$2,077
T	$369	$671	$995	$1,911
C	$198	$652	$1,132	$2,457
I	$97	$352	$627	$1,411
R3	$153	$537	$947	$2,091
R4	$122	$445	$790	$1,765
R5	$103	$362	$641	$1,438
Y	$93	$342	$610	$1,376
F	$88	$326	$585	$1,332
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing across a broad range of asset classes. Under normal circumstances, the Fund targets a neutral allocation of approximately 30% in equity securities and 70% in fixed income securities. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), has the ability to adjust the Fund’s neutral allocations generally within a range of  +/-20% to adapt the portfolio to various income and market conditions. Included in the broader allocations are both traditional and nontraditional income asset classes, including, but not limited to, high yield debt securities - including non-investment grade securities (also known as “junk bonds”), bank loans, emerging markets debt, securitized debt, investment grade debt, convertible securities, preferred securities, government bonds, currencies, income-oriented equities, and covered calls. Allocation decisions within these bands will be made at the discretion of the sub-adviser and will be based on Wellington Management’s judgment of the market cycle, market risks, volatility, trends and valuations within each asset category and expected yield and total returns of each asset category. In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.
The equity portion of the Fund’s portfolio may invest in various types of equity instruments including, but not limited to, common stock, depositary receipts, equity-linked notes (“ELNs”), real estate-related securities, preferred stock, rights, warrants, exchange-traded funds (“ETFs”), master limited partnerships (“MLPs”) and derivative instruments. The Fund may invest in equity securities of issuers with any market capitalization. The fixed income portion of the Fund may invest in various types of fixed income instruments including, but not limited to, U.S. Treasury bills, notes, and bonds; rated and unrated loan and debt obligations of corporations, including loans and other debt obligations of corporations in default or bankruptcy; non-U.S. government and corporate securities, including emerging markets debt; convertible bonds, securitized debt and currencies; and hybrid high yield instruments, including zero coupon bonds, and units or other securities with hybrid equity characteristics. The Fund may invest in fixed-income securities of any maturity or duration. The Fund may invest without limit in foreign securities and other instruments, including investments in issuers located in emerging markets. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. The Fund may also hold cash and cash equivalents. The Fund may trade investments actively.
The Fund may buy and sell exchange-traded and over-the-counter derivative instruments, including interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; options, including buying and selling puts and calls; equity linked notes; and other derivative instruments for risk management purposes and otherwise in pursuit of the Fund’s investment objective.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Equity Risk −The risk that the price of equity or equity related securities may decline due to changes in a company's financial condition and overall market and economic conditions.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Sovereign Debt Risk −Investments in sovereign debt are subject to the risk that the issuer of the non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Dividend Paying Security Investment Risk −Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Rule 144A Securities Risk −Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when the Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, the Fund's holdings in Rule 144A securities may adversely affect the Fund's overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund's ability to dispose of a security.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
Quantitative Investing Risk −The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
ETF Risk  −An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the period shown in the bar chart were:
Highest 3.69% (3rd quarter, 2016)     Lowest -5.47% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of five broad-based market indices and the Fund's current and former blended benchmark. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. As of December 31, 2016, Class T shares had not commenced operations and performance is that of the Fund’s Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2016, Class F shares had not commenced operations and performance is that of the Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2016 (including sales charges)*
Share Classes	1 Year	Lifetime (since 04/30/14)
Class A – Return Before Taxes	2.39%	-1.15%
– After Taxes on Distributions	1.15%	-2.66%
– After Taxes on Distributions and Sale of Fund Shares	1.59%	-1.45%
Share Classes (Return Before Taxes)
Class T	4.54%	0.57%
Class C	5.49%	-0.19%
Class I	7.48%	0.82%
Class R3	6.87%	0.24%
Class R4	7.21%	0.55%
Class R5	7.43%	0.75%
Class Y	7.59%	0.87%
Class F	7.48%	0.82%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.86%	2.74%
Bank of America Merrill Lynch Global High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	14.76%	2.13%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.88%	3.64%
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	9.62%	4.49%
Multi-Asset Income Fund Blended Index	10.46%	3.32%
MSCI All Country World Index (Gross) (reflects no deduction for fees, expenses or taxes)	8.48%	3.30%
Former Multi-Asset Income Fund Blended Index	10.65%	3.49%
*
Effective March 1, 2017, the Fund changed its benchmark from the MSCI All Country World Index (Gross) to the MSCI All Country World Index (Net) because the Investment Manager believes that the net version of the benchmark better reflects potential tax consequences for the Fund. The Multi-Asset Income Fund Blended Index is calculated by the Investment Manager and represents the weighted return of MSCI All Country World Index (Net) (30%), the Bank of America Merrill Lynch Global High Yield Constrained Index (23.4%), the Credit Suisse Leveraged Loan Index (23.3%) and the JP Morgan Emerging Markets Bond Index Plus (23.3%). The Former Multi-Asset Income Fund Blended Index is calculated by the Investment Manager and represents the weighted return of MSCI All Country World Index (Gross) (30%), the Bank of America Merrill Lynch Global High Yield Constrained Index (23.4%), the Credit Suisse Leveraged Loan Index (23.3%) and the JP Morgan Emerging Markets Bond Index Plus (23.3%).

Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Lutz-Peter Wilke	Vice President and Multi-Asset Portfolio Manager	2015
David J. Elliott, CFA	Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management	2014
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2014
Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares – Investor Requirements” in the Fund’s statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of
	Shares – Investor Requirements” in the Fund’s statutory prospectus.	None

*
Class T shares are currently not available for purchase.

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
8March 1, 2017 MFSUM-MAI_030117